UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2003

Global Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31505	23-3020677

(Commission File Number)	(IRS Employer Identification No.)

2346 Success Drive, Odessa, Florida	33556

(Address of Principal Executive Offices)	(Zip Code)

(727) 372-3939

(Registrant’s telephone number, including area code)

N/A

(Former name, address and telephone number)

Item 5. Other Events and Regulation FD Disclosure

On August 18, 2003 Global Energy Group, Inc. appointed Guy S. Frankenfield to the Board of Directors, and changed his title from Vice President – Sales to Executive Vice President. Joseph H. Richardson announced his decision to leave the Company, and will resign from his position as President and Chief Executive Officer. Mr. Richardson will remain as a Director.

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1 –	Press release issued by Global Energy Group, Inc. on August 19, 2003.

Item 9. Regulation FD Disclosure

     On August 19, Global Energy Group, Inc. issued a press release announcing the election of a new director and two management changes. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference and also made available through the Company’s website at www.gegsolutions.com. The information in this Current Report on Form 8-K, including the exhibit, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL ENERGY GROUP, INC.

/s/ Peter E. Toomey

Peter E. Toomey, Executive Vice President and Chief Financial Officer

Date: August 19, 2003

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